Exhibit (21)
S&P Global Inc.
Subsidiaries of Registrant
Listed below are all the subsidiaries of S&P Global Inc. ("SPGI"), except certain inactive subsidiaries and certain other SPGI subsidiaries which are not included in the listing because considered in the aggregate they do not constitute a significant subsidiary as of the date this list was compiled.

Subsidiaries	State or Jurisdiction of Incorporation	Percentage of Voting Securities Owned
451 Research, LLC	Delaware, United States	100
Agra CEAS Consulting Bureau Européen de Recherches S.A	Belgium	81.86
Agra Ceas Consulting Limited	United Kingdom	81.82
AMM Holding Corp.	Delaware, United States	91.9
Asia Index Private Limited	India	36.5
automotiveMastermind, Inc.	Delaware, United States	91.9
BBHCP CTI Holdco, LLC	Delaware, United States	100
Bentek Energy LLC	Colorado, United States	100
BRC Ratings - S&P Global S.A. Sociedad Calificadora de Valores	Colombia	100
Bridge to India Energy Private Limited	India	66.72
Cappitech Regulation Ltd	Israel	100
Carfax Advisory Services LLC	Delaware, United States	100
Carfax Canada ULC	Canada	100
Carfax Europe GmbH	Germany	97
CARFAX HISTORIAL DE VEHICULOS SL	Spain	97
Carfax Italia S.R.L.	Italy	97
Carfax Nederland B.V.	Netherlands	97
Carfax Polska sp. z o.o.	Poland	97
Carfax Sverige AB	Sweden	97
Carfax, Inc.	Pennsylvania, United States	97
ChartIQ Inc.	Delaware, United States	100
Coalition Development Limited	United Kingdom	66.72
Coalition Development Singapore Pte. Ltd.	Singapore	66.72
Commodity Flow Limited	United Kingdom	100
Compliance Technologies International, LLC	Delaware, United States	100
CoreOne Technologies - DeltaOne Solutions Inc.	California, United States	100
CoreOne Technologies Holdings LLC	Delaware, United States	100
Coreone Technologies LLC	Delaware, United States	100
CoreOne Technologies-Deltaone Solutions Limited	United Kingdom	100
CorrectNet LLC	Delaware, United States	100
CRISIL ESG Ratings & Analytics Limited	India	66.72
Crisil Irevna Argentina S.A.	Argentina	66.72
CRISIL Irevna Australia Pty Ltd	Australia	66.72
CRISIL Irevna Information Technology (Hangzhou) Company Ltd.	China	66.72
CRISIL Irevna Information Technology Colombia S.A.S.	Colombia	66.72
CRISIL Irevna Poland Sp z o.o.	Poland	66.72
CRISIL Irevna UK Limited	United Kingdom	66.72
CRISIL Irevna US LLC	Delaware, United States	66.72

CRISIL Limited	India	66.72
CRISIL Ratings Limited	India	66.72
CSM Asia LLC	Delaware, United States	100
CSM Worldwide Korea Yuhan Hoesa	Korea, Republic of	100
Data Logic Services Corp.	Texas, United States	100
DeriveXperts Limited	United Kingdom	100
DeriveXperts SAS	France	100
DJI OpCo, LLC	Delaware, United States	73
Energy Publishing Pty Limited	Australia	100
Global Mapping Strategies, Inc.	Michigan, United States	100
Greenwich Associates Japan K.K.	Japan	66.72
Greenwich Associates Singapore Pte. Ltd.	Singapore	66.72
Greenwich Associates UK Limited	United Kingdom	66.72
Grupo SPGI Mexico, S. de R.L. de C.V.	Mexico	100
Grupo Standard & Poor's S. de R.L. de C.V.	Mexico	100
H. Woodward & Son Limited	United Kingdom	100
Hemscott Americas, Inc.	Delaware, United States	100
Hemscott Limited	United Kingdom	100
IHS (Beijing) Trading Company Limited	China	100
IHS Australia Pty. Limited	Australia	100
IHS EMEA Holding SRL	Barbados	100
IHS Global (Malaysia) Sdn. Bhd.	Malaysia	100
IHS Global (Thailand) Limited	Thailand	100
IHS Global AB	Sweden	100
IHS Global ApS	Denmark	100
IHS Global AS	Norway	100
IHS Global Colombia S.A.S.	Colombia	100
IHS Global FZ-LLC	United Arab Emirates	100
IHS Global GmbH	Germany	100
IHS Global Holding LLC	Delaware, United States	100
IHS Global Inc.	Delaware, United States	100
IHS Global Information Spain SL	Spain	100
IHS Global Investments GmbH	Switzerland	100
IHS Global Investments Limited	United Kingdom	100
IHS Global Investments LLC	Delaware, United States	100
IHS Global Limited	United Kingdom	100
IHS Global Limited Liability Company	Belarus	100
IHS Global Limited LLC	Qatar	100
IHS Global Private Limited	India	100
IHS Global Pte. Ltd.	Singapore	100
IHS Global S.R.L.	Italy	100
IHS Global SAS	France	100
IHS Global sp. z o.o.	Poland	100
IHS Global Taiwan Ltd.	Taiwan (Province of China)	100
IHS Group Holdings Limited	United Kingdom	100
IHS Herold Inc.	Connecticut, United States	100
IHS Holding Inc.	Delaware, United States	100
IHS Hong Kong Limited	Hong Kong	100
IHS Inc.	Delaware, United States	100

IHS Informacoes E Insight LTDA	Brazil	100
IHS Information & Insight (Proprietary) Limited	South Africa	100
IHS International Holdings Limited	United Kingdom	100
IHS Markit Agribusiness Brazil Ltda.	Brazil	100
IHS Markit Agribusiness UK Limited	United Kingdom	100
IHS Markit Agribusiness US LLC	Delaware, United States	100
IHS Markit Asia Pte. Ltd.	Singapore	100
IHS Markit Benchmark Administration Limited	United Kingdom	73
IHS Markit Canada ULC	Canada	100
IHS Markit Equity Investments Limited	United Kingdom	100
IHS Markit Global Holding Inc.	Delaware, United States	100
IHS Markit Global Investments Limited	United Kingdom	100
IHS Markit Global Limited	United Kingdom	100
IHS Markit Global LLC	Delaware, United States	100
IHS Markit Global Sàrl	Switzerland	100
IHS Markit Global SRL	Barbados	100
IHS Markit Group (Australia) Pty Limited	Australia	100
IHS Markit Group (Hong Kong) Limited	Hong Kong	100
IHS Markit Group Equity Limited	United Kingdom	100
IHS Markit Group Holdings	United Kingdom	100
IHS Markit Healthcare Trustee Limited	United Kingdom	100
IHS Markit Holdings 2 Limited	United Kingdom	100
IHS Markit Holdings Limited	United Kingdom	100
IHS Markit Investments Limited	United Kingdom	100
IHS Markit Japan GK	Japan	100
IHS Markit Kazakhstan Limited Liability Partnership	Kazakhstan	100
IHS Markit Korea Ltd.	Korea, Republic of	100
IHS Markit KY3P LLC	Delaware, United States	70.67
IHS Markit KYC Services Limited	United Kingdom	100
IHS Markit Lending 1	United Kingdom	100
IHS Markit Lending 2 Limited	United Kingdom	100
IHS Markit Ltd.	Bermuda	100
IHS Markit North America Holdings Inc.	Delaware, United States	100
IHS Markit UK Investments Limited	United Kingdom	100
IHS Markit UK Services Limited	United Kingdom	100
IHS Markit US Holdings Ltd.	Bermuda	100
IHSM EMEA Investment Ltd.	United Kingdom	100
IHSM Funding Singapore Ltd	United Kingdom	100
IHSM Global Holdings Ltd.	United Kingdom	100
IHSM Holdings Germany Ltd	United Kingdom	100
IHSM Holdings UK Ltd	United Kingdom	100
IHSM Investment UK Ltd	United Kingdom	100
iLevel Solutions LLC	Delaware, United States	100
Information Handling Services (Malaysia) Sdn Bhd	Malaysia	100
Information Handling Services Mexico, SA de CV	Mexico	100
Information Mosaic Limited	Ireland	100
Ipreo (Proprietary) Limited	South Africa	100
Ipreo Data Inc.	Delaware, United States	100
Ipreo Holdings LLC	Delaware, United States	100

Ipreo Hong Kong Limited	Hong Kong	100
Ipreo InSite, Inc.	Delaware, United States	100
Ipreo Limited	United Kingdom	100
Ipreo LLC	Delaware, United States	100
Ipreo UK Holdings Ltd	United Kingdom	100
Ipreo US LLC	Delaware, United States	100
Iredell Holdco 1 LLC	Delaware, United States	100
iSuppli Asia Limited	Hong Kong	100
JOC Group Inc.	Delaware, United States	100
Kensho Technologies, LLC	Delaware, United States	100
Macroeconomic Advisers, LLC	Missouri, United States	100
Macroeconomic Consultants, Inc.	Missouri, United States	100
Market Scan Information Systems, Inc.	California, United States	100
Markit CTI Holdings LLC	Delaware, United States	100
Markit India Services Private Limited	India	100
Markit Indices GmbH	Germany	73
Markit N.V.	Netherlands	100
Markit North America, Inc.	Delaware, United States	100
Markit On Demand, Inc.	Delaware, United States	100
Markit Securities Finance Analytics Inc.	Delaware, United States	100
Markit Securities Finance Analytics Limited	United Kingdom	100
Markit Valuation Services Limited	United Kingdom	100
Markit WSO Corporation	Texas, United States	100
MarkitOne Holdings LLC	Delaware, United States	100
Panjiva, Inc.	Delaware, United States	100
Peter Lee Associates Pty. Limited	Australia	66.72
Petroleum Industry Research Associates, Inc.	New York, United States	100
Platts (U.K.) Limited	United Kingdom	100
Platts Benchmarks B.V.	Netherlands	100
Platts Information Consulting (Shanghai) Co., Ltd.	China	100
PointLogic LLC	Maryland, United States	100
Polk Carfax, Inc.	Michigan, United States	100
Premier Data Services, Inc.	Delaware, United States	100
Private Market Connect LLC	Delaware, United States	100
PT IHS Markit Indonesia	Indonesia	100
Purvin & Gertz LLC	Texas, United States	100
R. L. Polk & Co.	Delaware, United States	100
R.L. Polk Australia Pty Ltd	Australia	100
Rushmore Associates Limited	United Kingdom	100
S & P India LLC	Delaware, United States	100
S&P Argentina LLC	Delaware, United States	100
S&P Capital IQ (India) Private Limited	India	100
S&P DJI Beijing Holdings LLC	Delaware, United States	73
S&P DJI Netherlands B.V.	Netherlands	73
S&P Dow Jones Indices LLC	Delaware, United States	73
S&P Global Alpha GmbH	Germany	100
S&P Global Asia Pacific LLC	Delaware, United States	100
S&P Global Asian Holdings Pte. Ltd.	Singapore	100
S&P Global Australia Pty Ltd	Australia	100

S&P Global Austria GmbH	Austria	100
S&P Global Belgium SRL	Belgium	100
S&P Global Beta Limited	United Kingdom	100
S&P Global Canada Corp.	Canada	100
S&P Global Capital Limited	United Kingdom	100
S&P Global Commodities UK Limited	United Kingdom	100
S&P Global Delta Limited	United Kingdom	100
S&P Global Enterprises Limited	United Kingdom	100
S&P Global Epsilon Limited	United Kingdom	100
S&P Global Equities SRL	Barbados	100
S&P Global Eta LLC	Delaware, United States	100
S&P Global Europe Luxembourg S.à r.l.	Luxembourg	100
S&P Global Europe SRL	Barbados	100
S&P Global European Holdings LLC	Delaware, United States	100
S&P Global European Holdings Luxembourg S.à r.l.	Luxembourg	100
S&P Global Evaluations Limited	United Kingdom	100
S&P Global Finance Luxembourg S.à r.l.	Luxembourg	100
S&P Global Financial Limited	United Kingdom	100
S&P Global France SAS	France	100
S&P Global Gamma Limited	United Kingdom	100
S&P Global Germany GmbH	Germany	100
S&P Global Holdings LLC	Delaware, United States	100
S&P Global Holdings Luxembourg S.à r.l.	Luxembourg	100
S&P Global Holdings UK Limited	United Kingdom	100
S&P Global Index Information Services (Beijing) Co., Ltd	China	73
S&P Global Indices Netherlands B.V.	Netherlands	73
S&P Global Indices UK Limited	United Kingdom	73
S&P Global Informacoes do Brasil Ltda.	Brazil	100
S&P Global International Holdings Limited	United Kingdom	100
S&P Global International LLC	Delaware, United States	100
S&P Global Investments Luxembourg S.à r.l.	Luxembourg	100
S&P Global Investments SRL	Barbados	100
S&P Global Iota LLC	Delaware, United States	100
S&P Global Italy S.r.l	Italy	100
S&P Global Kappa LLC	Delaware, United States	100
S&P Global Korea Inc.	Korea, Republic of	100
S&P Global Limited	United Kingdom	100
S&P Global Market Intelligence (DIFC) Limited	United Arab Emirates	100
S&P Global Market Intelligence Argentina SRL	Argentina	100
S&P Global Market Intelligence Inc.	Delaware, United States	100
S&P Global Market Intelligence Information Management Consulting (Beijing) Co., Ltd.	China	100
S&P Global Market Intelligence LLC	Delaware, United States	100
S&P Global MI Information Services (Beijing) Co., Ltd.	China	100
S&P Global Netherlands B.V.	Netherlands	100
S&P Global Pakistan (Private) Limited	Pakistan	100
S&P Global Philippines Inc.	Philippines	100
S&P Global Ratings Argentina S.r.l., Agente de Calificacion de Riesgo	Argentina	100
S&P Global Ratings Australia Pty Ltd	Australia	100

S&P Global Ratings Europe Limited	Ireland	100
S&P Global Ratings Hong Kong Limited	Hong Kong	100
S&P Global Ratings Japan Inc.	Japan	100
S&P Global Ratings Maalot Ltd.	Israel	100
S&P Global Ratings Management Service (Shanghai) Co., Ltd.	China	100
S&P Global Ratings Singapore Pte. Ltd.	Singapore	100
S&P Global Ratings UK Limited	United Kingdom	100
S&P Global Ratings, S.A. de C.V.	Mexico	100
S&P Global Regional Headquarters Company	Saudi Arabia	100
S&P Global Romania S.R.L.	Romania	100
S&P Global SF Japan Inc.	Japan	100
S&P Global Shades of Green AS	Norway	100
S&P Global Sweden AB	Sweden	100
S&P Global Switzerland SA	Switzerland	100
S&P Global Technology Resources (India) LLP	India	100
S&P Global Theta Limited	United Kingdom	100
S&P Global UK Holdings LLC	Delaware, United States	100
S&P Global UK Limited	United Kingdom	100
S&P Global Valuations Limited	United Kingdom	100
S&P Global Ventures Inc.	Delaware, United States	100
S&P Global Zeta Limited	United Kingdom	100
S&P OpCo, LLC	Delaware, United States	73
S&P Ratings (China) Co., Ltd.	China	100
S&P Trucost Limited	United Kingdom	100
Shanghai Panjiva Business Consulting Co., Ltd.	China	100
SNL Financial Australia Pty Ltd	Australia	100
SNL Financial ULC	Canada	100
SP Global Financial Iberia, S.L., Unipersonal	Spain	100
SPDJ Singapore Pte. Ltd.	Singapore	73
SPDJI Holdings, LLC	Delaware, United States	100
Standard & Poor's Financial Services LLC	Delaware, United States	100
Standard & Poor's International Services LLC	Delaware, United States	100
Standard & Poor's International, LLC	Delaware, United States	100
Standard & Poor's Ratings do Brasil Ltda	Brazil	100
Standard & Poor's South Asia Services Private Limited	India	100
Standard & Poor's, LLC	Delaware, United States	100
Taiwan Ratings Corporation	Taiwan (Province of China)	51
The Climate Service, Inc.	Delaware, United States	100
The Transaction Auditing Group, Inc.	Nevada, United States	100
Thinkfolio (Pty) Ltd	South Africa	100
Thinkfolio Ltd	United Kingdom	100
Tradenet Commercial Networking Limited	United Kingdom	100
TruSight Solutions, LLC	Delaware, United States	70.67
TTN Polska sp. z o.o.	Poland	100
Visallo, LLC	Delaware, United States	100